EXHIBIT 1
                                                                       ---------


                             JOINT FILING AGREEMENT

                  Each of the undersigned hereby acknowledges and agrees, in compliance with the provisions of Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, that the Schedule 13D to which this Agreement is attached as an Exhibit (the "Schedule 13D"), and any amendments thereto, will be filed with the Securities and Exchange Commission jointly on behalf of the undersigned. This Agreement may be executed in one or more counterparts.

Dated:  February 2, 2004


                                PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP

                                By:     Perseus-Soros Partners, LLC,
                                        General Partner

                                By:     SFM Participation, L.P.,
                                        Managing Member

                                By:     SFM AH LLC
                                        General Partner

                                By:     Soros Fund Management LLC,
                                        Managing Member

                                By:     /s/ John F. Brown
                                        --------------------------------
                                        Name:  John F. Brown
                                        Title: Assistant General Counsel

                                PERSEUS-SOROS PARTNERS, LLC

                                By:     SFM Participation, L.P.
                                        Managing Member

                                By:     SFM AH LLC
                                        General Partner

                                By:     Soros Fund Management LLC,
                                        Managing Member

                                By:     /s/ John F. Brown
                                        --------------------------------
                                        Name:  John F. Brown
                                        Title: Assistant General Counsel

CUSIP NO. 91913E104                                                       PAGE 2


                                PERSEUS BIOTECH FUND PARTNERS, LLC

                                By:     Perseuspur EC, L.L.C.
                                        Managing Member

                                By:     Perseuspur, LLC
                                        Member

                                By:     /s/ Rodd Macklin
                                        --------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer

                                SFM PARTICIPATION, L.P.

                                By:     SFM AH LLC
                                        General Partner

                                By:     Soros Fund Management LLC,
                                        Managing Member

                                By:     /s/ John F. Brown
                                        --------------------------------
                                        Name:  John F. Brown
                                        Title: Assistant General Counsel

                                SFM AH LLC

                                By:     Soros Fund Management LLC,
                                        Managing Member

                                By:     /s/ John F. Brown
                                        --------------------------------
                                        Name:  John F. Brown
                                        Title: Assistant General Counsel

                                MR. FRANK H. PEARL

                                By:     /s/ Rodd Macklin
                                        --------------------------------
                                        Name:  Rodd Macklin
                                        Title: Attorney-in-Fact (1)

                                MR. GEORGE SOROS

                                By:     /s/ John F. Brown
                                        --------------------------------
                                        Name:  John F. Brown
                                        Title: Assistant General Counsel

                                SOROS FUND MANAGEMENT LLC

                                By:     /s/ John F. Brown
                                        --------------------------------
                                        Name:  John F. Brown
                                        Title: Assistant General Counsel

                                PERSEUSPUR, LLC

                                By:     /s/ Rodd Macklin
                                        --------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer

CUSIP NO. 91913E104                                                       PAGE 3


                                PERSEUS EC, L.L.C.

                                By:     Perseuspur, LLC
                                        Member

                                By:     /s/ Rodd Macklin
                                        --------------------------------
                                        Name:  Rodd Macklin
                                        Title: Secretary and Treasurer




(1) A Power of Attorney, dated April 9, 2003, appointing Rodd Macklin to act on behalf of Frank H. Pearl has been filed with the Securities and Exchange Commission.

(2) A Power of Attorney, dated October 30, 2002, appointing each of Armando T. Belly, Jodye Anzalotta, John F. Brown, Maryann Canfield, Richard D. Holahan, Jr. and Robert Soros to act on behalf of George Soros has been filed with the Securities and Exchange Commission.